UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2011 (July 29, 2011)
ALLIED HEALTHCARE INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

New York	1-11570	13-3098275

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, New York, New York	10167

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 750-0064
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
On July 29, 2011, Allied Healthcare International Inc. (the “Company”) issued a press release in which it announced that it had entered into an Agreement and Plan of Merger, dated July 28, 2011 (the “Merger Agreement”), with Saga Group Limited and AHL Acquisition Corp. A copy of the press release is attached hereto as Exhibit 99.1.
On July 29, 2011, the Company distributed the following materials to its employees, which are attached hereto:
•	Company Announcement to Staff.
The Company intends to file a Form 8-K describing the Merger Agreement and attaching the Merger Agreement as an exhibit as soon as possible.
Additional Information About the Merger
In connection with the merger contemplated by the Merger Agreement (the “Merger”), the Company will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). We urge shareholders to carefully read the proxy statement and any other documents filed with the SEC when they become available because they will contain important information about the Company, the proposed Merger and related matters. A copy of the proxy statement will be sent to shareholders seeking their approval of the proposed Merger. Shareholders also will be able to obtain a copy of the proxy statement (when available) and other documents filed by the Company free of charge at the SEC’s web site, http://www.sec.gov, or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, documents filed by the Company can be obtained by contacting the Company at the following address and telephone number: 245 Park Avenue, 39th Floor, New York, New York 10167, 212-750-0064, or from the Company’s website, http://www.alliedhealthcare.com.
The Company and its officers, directors and certain other employees may be soliciting proxies from the Company’s shareholders in favor of the proposed Merger and may be deemed to be “participants in the solicitation” under the rules of the SEC. Information regarding the Company’s directors and executive officers is available in its proxy statement relating to its 2011 annual meeting of shareholders, which was filed with the SEC on May 3, 2011. Other information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.
Cautionary Language Regarding Forward-Looking Statements
Statements about the expected timing, completion, and effects of the proposed transaction and all other statements in this Form 8-K, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company and Parent may not be able to complete the proposed transaction on the terms described above, on other acceptable terms, or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the other closing conditions. Other factors that may affect the business or financial results of the Company, are described in the Company’s filings with the SEC, including Items 1, 1A and 7 of the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2010.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits

99.1	Press release, dated July 29, 2011, of Allied Healthcare International Inc.

99.2	Company Announcement to Staff.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 29, 2011

ALLIED HEALTHCARE INTERNATIONAL INC.
By:	/s/ Marvet Abbassi
	Name:	Marvet Abbassi
	Title:	Financial Controller